Exhibit 99.1

For Immediate Release

Friday, November 2, 2007

TransCommunity Financial Corporation

Bruce B. Nolte, President

Glen Allen, Virginia

(804) 934-9999

Community Bankers Acquisition Corporation

Gary A. Simanson, President

Great Falls, Virginia

(703) 759-0751

COMMUNITY BANKERS ACQUISITION CORP. AND

TRANSCOMMUNITY FINANCIAL CORPORATION

EACH ANNOUNCE CHANGES TO ITS BOARD OF DIRECTORS IN
CONTEMPLATION OF PROPOSED MERGER

Glen Allen, Virginia, and Great Falls, Virginia. Community Bankers Acquisition Corp. (“Community Bankers”) (AMEX: BTC) and TransCommunity Financial Corporation (“TransCommunity”) (OTCBB: TCYF), each announced changes to its Board of Directors in contemplation of the proposed merger previously announced on September 6, 2007.

Upon the recommendation of its nominating committee, Community Bankers has appointed Chris A. Bagley a Class I Director to fill a vacancy resulting from the increase in the size of the Board from four to five members. Mr. Bagley will serve until the next annual meeting of Community Bankers’ stockholders.

Eugene S. Putnam, Jr., Community Bankers’ Chairman of the Board, commented, “I am pleased to welcome Chris Bagley to the Community Bankers Board of Directors. Mr. Bagley brings to the board solid financial experience and has over 20 years of banking experience which will serve Community Bankers well as it seeks to consummate its merger with TransCommunity Financial Corporation.”

Mr. Bagley has served since 2001 as Chief Credit Officer for Prosperity Bank, a subsidiary of Prosperity Bancshares, Inc., a $6.2 billion Houston, Texas, based regional financial holding company. At Prosperity Bank Mr. Bagley is a member of the Executive Committee and the Senior Loan Committee. From 1997 to 2001 he was Banking Center President for a $50 million banking center at Prosperity Bank.

TransCommunity announced today the resignation of John J. Sponski as a member of the board effective November 1, 2007. Mr. Sponski will continue to serve as a member of the TransCommunity advisory board. Troy Peery, chairman of the board of TransCommunity extended his thanks and appreciation for Mr. Sponski’s tireless and devoted efforts over the past years. He noted that the TransCommunity board is pleased that Mr. Sponski will continue to be affiliated with the TransCommunity organization through his service as an advisory board member.

Community Bankers and TransCommunity also announced that, following consummation of the previously announced merger, the Community Bankers board of directors will consist of the following directors: Eugene S. Putnam, Jr., Gary A. Simanson (Vice Chairman), Keith Walz and Chris A. Bagley, all currently directors of Community Bankers, and Troy A. Peery, Jr. (Chairman), Bruce B. Nolte, Richard F. Bozard, Christopher G. Miller, Robin Traywick Williams and Jack C. Zoeller, all directors of TransCommunity.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, CBAC will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of CBAC common stock to be issued to the shareholders of TFC. The registration statement will include a joint proxy statement/prospectus, which will be sent to the shareholders of TFC and CBAC seeking their approval of the merger. In addition, each of TFC and CBAC may file other relevant documents concerning the proposed merger with the SEC.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TFC, CBAC AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to: TransCommunity Financial Corporation, 4235 Innslake Drive, Glen Allen, VA 23060, Attention: Investor Relations (telephone: (804) 934-9999), or to: Community Bankers Acquisition Corporation, 9912 Georgetown Pike, Suite D203, Great Falls, VA 22066, Attention: Investor Relations (telephone: (703) 759-0751), or by accessing TFC’s website at http://www.TCFCorp.com under “Investor Relations”. The information on TFC’s website is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company makes with the SEC.

TFC and CBAC and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of TFC and/or CBAC in connection with the merger. Information about the directors and executive officers of TFC is set forth in the proxy statement for TFC’s 2007 annual meeting of shareholders filed with the SEC on April 23, 2007. Information about the directors and executive officers of CBAC is set forth in the Annual Report on Form 10-K filed with the SEC on June 29, 2007. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

Caution Regarding Forward-Looking Statements

Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of TFC and CBAC intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, are inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of TFC and CBAC and the resulting company, include but are not limited to: (1) TFC and/or CBAC may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected results from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in TFC’s market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by TFC or CBAC with the SEC. TFC and CBAC undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.

Source: TransCommunity Financial Corporation; Community Bankers Acquisition Corporation.